UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On January 14, 2019, NABC, Inc., a Washington corporation (the “Company”) and wholly owned subsidiary of New Age Beverages Corporation, a Washington corporation, entered into a Product and Trademark License Agreement (the “Agreement”), with Docklight LLC, a Nevada limited liability company (“Licensor”). Pursuant to the Agreement, the Company was granted a limited license to certain Licensed Property, as defined in the Agreement, to exclusively use, for the purpose of manufacturing, selling, distributing, marketing and advertising Licensor approved products which includes shelf stable, ready to drink, non-alcoholic, consumer beverages infused with Cannabidiol derived from hemp-based or synthetic sources. The Licensed Property includes the name, image, likeness, caricature, signature and biography of Bob Marley, the trademarks MARLEY and BOB MARLEY for use in connection with the Company’s existing licensed marks.

The term of the Agreement runs for five years unless extended or earlier terminated as provided in the Agreement. The Agreement also provides for termination of the Agreement upon thirty days prior written notice to the Company upon the occurrence of certain events, including but not limited to, failure to make any undisputed payments in conformity with the terms of the Agreement on two or more occasions during the term of the Agreement; bankruptcy filing by or against the Company; a breach by the Company of certain covenants set forth in the Agreement; failure by the Company to obtain or maintain product liability insurance in compliance with the terms of the Agreement.

Under the terms of the Agreement the licensed territory is the United States.

As consideration for the license, the Company agreed to pay Licensor a fee equal to fifty percent of the gross margin, as defined in the Agreement, on sales of approved Licensed products, which fee shall be reviewed annually by the parties.

The Agreement shall become effective and binding on the parties upon the written approval of the Agreement by the Marley Merchandising, LLC, the Licensed Property owner.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018.

Item 8.01 Other Information

On January 16, 2019, the Company issued a press release disclosing the Agreement. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Number                Description

99.1                       Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: January 17, 2019	By:	/s/ Gregory A. Gould
Name Gregory A. Gould
Title Chief Financial Officer